UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2026

BUNKER HILL MINING CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-150028	32-0196442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1009 McKinley Avenue, Kellogg, Idaho 83837

(Address of Principal Executive Offices) (Zip Code)

(604) 417-7952

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 20, 2026, Bunker Hill Mining Corp., a Nevada corporation (“Bunker Hill” or the “Company”), entered into an Arrangement Agreement with Silver47 Exploration Corp., a British Columbia corporation (“Silver47”), pursuant to which, among other things, Bunker Hill will acquire all of the issued and outstanding common shares of Silver47 (the “Arrangement”), as previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 24, 2026.

The Company is voluntarily filing this Current Report to make available the historical consolidated financial statements of Silver47, the historical consolidated financial statements of Summa Silver Corp. (“Summa Silver”), which Silver47 acquired pursuant to a plan of arrangement completed on August 1, 2025, and unaudited pro forma condensed combined financial information giving effect to Silver47’s prior acquisition of Summa Silver and to the Arrangement, for incorporation by reference into registration statements filed by the Company. The Arrangement has not been completed as of the dated of this Current Report, and the filing of this Current Report should not be construed as an indication that the Arrangement has been or will be completed.

Item 8.01 Other Information

The audited financial statements of Silver47 which comprise the consolidated statements of financial position as at July 31, 2025 and July 31, 2024, and the consolidated statements of loss and comprehensive loss, changes in equity and cash flows for the years then ended, and notes to the consolidated financial statements, have been audited by MNP LLP, independent registered public accounting firm, as set forth in their report thereon, which is included therein, and are included in this Current Report on Form 8-K in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The audited financial statements of Summa Silver which comprise the consolidated statements of financial position as at August 31, 2024 and August 31, 2023, and the consolidated statements of loss and comprehensive loss, changes in equity and cash flows for the years then ended, and notes to the consolidated financial statements, have been audited by Dale Matheson Carr-Hilton Labonte LLP, independent registered public accounting firm, as set forth in their report thereon, which is included therein, and are included in this Current Report on Form 8-K in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The audited financial statements of Silver47 which comprise the consolidated statements of financial position as at July 31, 2025 and July 31, 2024, and the consolidated statements of loss and comprehensive loss, changes in equity and cash flows for the years then ended, and notes to the consolidated financial statements, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The unaudited condensed interim consolidated financial statements of Silver47 which comprise the condensed interim consolidated statements of financial position as at April 30, 2026 and the condensed interim consolidated statements of loss and comprehensive loss, changes in equity and cash flows for the three and nine month periods ended April 30, 2026 and 2025, and notes to the condensed consolidated financial statements, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The audited financial statements of Summa Silver which comprise the consolidated statements of financial position as at August 31, 2024 and August 31, 2023, and the consolidated statements of loss and comprehensive loss, changes in equity and cash flows for the years then ended, and notes to the consolidated financial statements, are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

The unaudited condensed interim consolidated financial statements of Summa Silver which comprise the condensed interim consolidated statements of financial position as at May 31, 2025 and the condensed interim consolidated statements of loss and comprehensive loss, changes in equity and cash flows for the three and nine month periods ended May 31, 2025 and 2024, and notes to the condensed consolidated financial statements, are filed as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company, together with the notes thereto, is filed as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated herein by reference. The pro forma financial information gives effect to Silver47’s acquisition of Summa Silver pursuant to a plan of arrangement completed on August 1, 2025 and also gives effect to the proposed acquisition of Silver47 by the Company pursuant to the Arrangement Agreement, dated August 20, 2026, between the Company and Silver47 as described in the Company’s Current Report on Form 8-K as filed with the Commission on August 24, 2026.

Exhibit Number	Description
23.1	Consent of MNP LLP, independent registered public accounting firm
23.2	Consent of Dale Matheson Carr-Hilton Labonte LLP, independent registered public accounting firm
99.1	Audited financial statements of Silver47 Exploration Corp. as of and for the years ended July 31, 2025 and 2024
99.2	Unaudited condensed interim consolidated financial statements of Silver47 Exploration Corp. as of April 30, 2026 and for the three- and nine-month periods ended April 30, 2026 and 2025
99.3	Audited financial statements of Summa Silver Corp. as of and for the years ended August 31, 2024 and 2023.
99.4	Unaudited condensed interim consolidated financial statements of Summa Silver Corp. as of May 31, 2025 and for the three- and nine-month periods ended May 31, 2025 and 2024.
99.5	Unaudited pro forma condensed combined financial information of Bunker Hill Mining Corp., giving effect to the acquisition of Summa Silver Corp. by Silver47 Exploration Corp. and the proposed acquisition of Silver47 Exploration Corp. by Bunker Hill Mining Corp.
104	Cover Page Interactive Data File-the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BUNKER HILL MINING CORP.

DATE: September 21, 2026	By:	/s/ Sam Ash
Sam Ash
President and Chief Executive Officer